As filed with the Securities and Exchange Commission on May 1, 2002.


                                                Securities Act File No. 33-61254
                                        Investment Company Act File No. 811-7644


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   X
                                                                       ------

Pre-Effective Amendment No.
Post-Effective Amendment No.   9                                          X

                                     and/or

REGISTRATION STATEMENT UNDER THE  INVESTMENT COMPANY ACT OF 1940          X
                                                                       ------
Amendment No.   11                                                        X
              ------                                                   ------


                       GABELLI CAPITAL SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:

  James E. McKee, Esq.                         Daniel Schloendorn, Esq.
  Gabelli Capital Series Funds, Inc.           Willkie Farr & Gallagher
  One Corporate Center                         787 Seventh Avenue
  Rye, New York 10580-1422                     New York, New York 10019-6099



It is proposed that this filing will become effective:

__ immediately upon filing pursuant to paragraph (b); or
 X on May 1, 2002 pursuant to paragraph (b); or __ 60 days after filing pursuant to paragraph (a)(1); or
__ on  __________ pursuant to paragraph  (a)(1);  or
__ 75 days after filing pursuant to paragraph (a)(2); or
__ on __________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS


MAY 1, 2002


GABELLI CAPITAL
ASSET FUND

INVESTMENT OBJECTIVES:

Gabelli Capital Asset Fund (the "Fund") is the sole series of Gabelli Capital Series Funds, Inc. (the "Company"). The Fund's primary goal is to seek growth of capital. The Fund's secondary goal is to produce current income.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

GABELLI CAPITAL ASSET FUND

INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

The Fund's primary goal is to seek growth of capital. The Fund's secondary goal is to produce current income.

PRINCIPAL INVESTMENT STRATEGIES:


The Fund invests primarily in equity securities of companies that are selling in the public market at a significant discount to their "private market value." Private market value is the value which the Fund's adviser, Gabelli Funds, LLC (the "Adviser"), believes informed investors would be willing to pay for a company. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Fund also may invest in companies that are involved in corporate reorganizations. Additionally, the Fund may invest in foreign securities. The Adviser will sell any Fund investments that lose their perceived value when compared to other investment alternatives.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Corporate reorganizations involve the risk that the anticipated transactions may not be completed within the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the portfolio securities' private market values may never be realized by the market, or their prices may go down.

WHO MAY WANT TO INVEST:


The Fund is available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") and certain other participating insurance companies (the "Insurance Company").



GABELLI CAPITAL ASSET FUND

YOU MAY WANT TO INVEST IN THE FUND IF:


o   you are a long-term investor
o   you seek both growth of capital and some income
o you believe that the market will favor value over growth stocks over the long term
o you wish to include a value strategy as a portion of your overall investments


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


o   you are  seeking a high level of current  income
o   you are  conservative  in your investment  approach
o   you seek to maintain stability of principal more than growth of capital

PERFORMANCE:


The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compare to that of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                           GABELLI CAPITAL ASSET FUND


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  1996  11.00%
                                  1997  42.60%
                                  1998  11.67%
                                  1999  19.81%
                                  2000   5.56%
                                  2001   2.56%



Performance information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 18.13% (quarter ended June 30, 1997) and the lowest return for a quarter was (14.94)% (quarter ended September 30, 1998).


GABELLI CAPITAL ASSET FUND

     AVERAGE ANNUAL
      TOTAL RETURNS
        (FOR THE
      PERIODS ENDED                PAST            PAST            SINCE
   DECEMBER 31, 2001)            ONE YEAR       FIVE YEARS     MAY 1, 1995*
  --------------------         ------------    ------------   --------------
Gabelli Capital Asset Fund           2.56%          15.62%            14.61%
   S&P(R)500 Stock Index**         (11.89)%         10.70%            14.66%


-------------------


*   From May 1, 1995, the date that the Fund commenced investment operations.
** The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not include any deduction for fees, expenses or taxes.

INVESTMENT AND RISK INFORMATION


The primary investment objective of the Fund is growth of capital, and current income is a secondary objective. The investment objectives of the Fund may not be changed without shareholder approval.

The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of: common stock, preferred stock and securities which may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following investment techniques:

o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities and short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

o CORPORATE REORGANIZATIONS. Subject to the diversification requirements of its investment restrictions, the Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced. The Adviser will only invest in such securities if it is likely that the amount of capital appreciation will be significantly greater than the added expenses of buying and selling securities on a short-term basis. The 35% limitation does not apply

GABELLI CAPITAL ASSET FUND
to the securities of companies which may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation or reorganization.

o FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also engage to a limited extent in other investment practices in order to achieve its investment goal.

Investing in the Fund involves the following risks:


o MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuing company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time.


o FUND AND MANAGEMENT RISK. The Fund invests in stocks believed by the Adviser to be trading at a discount to their private market value (value stocks). The stocks' price may decline if the market favors other stocks or small capitalization stocks over stocks of larger companies. If the Adviser is incorrect in its assessment of the private market values of the securities it holds, then the value of the Fund's shares may decline. There is also the risk that the Fund has valued certain of its securities at a higher price than it can sell them for.

o RISK OF FOCUSING ON CORPORATE REORGANIZATIONS. The Fund may invest a portion of its assets in securities of companies that are involved or may become involved in corporate transactions such as tender offers and corporate reorganizations. The principal risk of this type of investing is that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers. Such measures may also limit the amount of securities in any one issuer that the Fund may buy.

o FOREIGN RISK. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

    -- These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

    --  Enforcing legal rights may be difficult, costly and slow in foreign


GABELLI CAPITAL ASSET FUND
        countries, and there may be special problems enforcing claims against foreign governments.

    -- Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

    --  Foreign markets may be less liquid and more volatile than U.S. markets.

    -- Foreign securities often trade in currencies other than the U.S. dollar, and the Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Fund's foreign currency holdings.

    -- Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

    -- There is the risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

MANAGEMENT OF THE FUND


THE MANAGER. Guardian Investor Services LLC (the "Manager"), located at 7 Hanover Square, New York, New York 10004, supervises the performance of administrative and professional services provided to the Fund by others, including the Adviser and PFPC Inc., the sub-administrator of the Fund (the "Sub-Administrator"). The Manager also pays the fees of the Adviser. The Manager serves as investment adviser to fifteen funds with aggregate assets of over $7.2 billion as of March 31, 2002.

As compensation for its services and the related expenses borne by the Manager, for the fiscal year ended December 31, 2001, the Fund paid the Manager a fee equal to 1.00% of the value of the Fund's average daily net assets.

The Company, the Manager, GIAC, the Adviser and the Fund's distributor have entered into a Participation Agreement regarding the offering of the Fund's shares as an investment option for variable annuity and variable life contracts issued by GIAC. In addition, the Company, the Adviser and the Fund's distributor have entered into separate Participation Agreements with other participating insurance companies relating to the Fund's shares as investment options for vari-



GABELLI CAPITAL ASSET FUND
able annuity and variable life contracts.

THE ADVISER. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, with principal offices located at One Corporate Center, Rye, New York 10580-1422, manages the Fund's assets in accordance with the Fund's investment objectives and policies. The Adviser makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund and provides investment research. The Adviser also supervises the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2001, the Manager paid the Adviser an annual fee equal to 0.75% of the value of the Fund's average daily net assets.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief
Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc., a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.




PURCHASE AND REDEMPTION OF SHARES


You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts ("Contracts") issued by the Insurance Company. The Fund continuously offers its shares to the Insurance Company's separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Insurance Company. The Insurance Company then offers to owners of the Contracts ("Contractowners") units in its separate accounts which directly correspond to shares in the Fund. The Insurance Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to The Insurance Company by such Contractowners. The Fund redeems shares from The Insurance Company's separate accounts at the net asset value per share next determined after receipt of a redemption order from The Insurance Company.


GABELLI CAPITAL ASSET FUND

THE ACCOMPANYING PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE POLICY DESCRIBES THE ALLOCATION, TRANSFER AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY OR POLICY.


PRICING OF FUND SHARES


The Fund's net asset value is calculated on any day the NYSE is open for trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. Net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Securities traded primarily on foreign exchanges are valued at the closing price on such exchange immediately prior to the close of the NYSE. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors of the Fund believe represent fair value. The price of Fund shares for purposes of purchase and redemption orders will be based upon the next calculation of net asset value after the purchase or redemption order is received in proper form.


The Fund may from time to time hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares. Therefore, the Fund's net asset value may change on days when you are not able to purchase or reedem the Fund's shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES


The Insurance Company's separate accounts automatically reinvest, at net asset value, any dividends and capital gain distributions paid by the Fund in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gain distributions, if any, on an annual basis. Such dividends and capital gain distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Contractowners who own units in a separate account corresponding to shares in the Fund will be notified when distributions are made.


The Fund will be treated as a separate entity for federal income tax purposes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, in order to be relieved of federal income tax on that part of its net investment income and realized capital gains which it dis-

GABELLI CAPITAL ASSET FUND
tributes to separate accounts. To qualify, the Fund must meet certain relatively complex income and diversification tests. The loss of such status would result in the Fund being subject to federal income tax on its taxable income and gains.

Federal tax regulations require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments in accordance with those requirements. The prospectuses for variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts to Contractowners.

This is only a summary of important federal tax law provisions that can affect the Fund. Other federal, state, or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from the Fund should consult a qualified tax adviser.


SPECIAL INFORMATION ABOUT THE FUND


The Fund offers its shares to both variable annuity and variable life insurance policy separate accounts. The Fund does not anticipate that this arrangement will disadvantage any Contractowners. The Fund's Board of Directors monitors events for the existence of any material irreconcilable conflict between or among Contractowners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investments in the Fund. This could possibly force the Fund to sell portfolio securities at unfavorable prices. The Insurance Company will bear the expenses of establishing separate portfolios for variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contractowners will likely increase due to the loss of the economies of scale benefits that can be provided to mutual funds with substantial assets.


GABELLI CAPITAL ASSET FUND

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.


Per share amounts for the Fund's shares outstanding throughout each fiscal year ended December 31,



                                                             2001            2000            1999           1998           1997
                                                          ----------      ----------      ----------     ----------     ----------
OPERATING PERFORMANCE:
   Net asset value, beginning of year ..................    $14.71          $17.48          $16.20        $15.31         $11.55
   Net investment income ...............................      0.07            0.04            0.02          0.03           0.02
   Net realized and unrealized gain
     on investments ....................................      0.31            0.87            3.15          1.74           4.88
                                                            ------          ------          ------        ------         ------
TOTAL FROM INVESTMENT OPERATIONS .......................      0.38            0.91            3.17          1.77           4.90
                                                            ------          ------          ------        ------         ------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...............................     (0.08)          (0.04)          (0.02)        (0.03)         (0.02)
   In excess of net investment income ..................     (0.00)(a)       (0.00)(a)        --            --             --
   Net realized gain on investments ....................     (0.67)          (3.54)          (1.87)        (0.78)         (1.12)
   In excess of net realized gain on
     investments .......................................     (0.11)          (0.10)           --           (0.07)         (0.00)(a)
                                                            ------          ------          ------        ------         ------
TOTAL DISTRIBUTIONS ....................................     (0.86)          (3.68)          (1.89)        (0.88)         (1.14)
                                                            ------          ------          ------        ------         ------
NET ASSET VALUE, END OF YEAR ...........................    $14.23          $14.71          $17.48        $16.20         $15.31
                                                            ------          ------          ------        ------         ------
TOTAL RETURN+ ..........................................      2.6%            5.6%           19.8%          11.7%          42.6%
                                                            ======          ======          ======        ======         ======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .....................  $193,150        $155,870        $176,086      $155,361       $105,350
Ratio of net investment income to
   average net assets ..................................      0.54%           0.18%           0.13%         0.19%          0.17%
Ratio of operating expenses to
   average net assets(b) ...............................      1.09%           1.09%           1.08%         1.12%          1.17%
Portfolio turnover rate ................................       29%             64%             54%            43%            65%


------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.
(b) The Fund incurred interest expense during the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.08%.

GABELLI CAPITAL ASSET FUND

GABELLI CAPITAL ASSET FUND


FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.



--------------------------------------------------------------------------------
                   You can get free copies of these documents
                     and prospectuses of other funds in the
                        Gabelli family, or request other
                     information and discuss your questions
                         about the Fund by contacting:


                       Gabelli Capital Series Funds, Inc.

                              One Corporate Center


                               Rye, NY 10580-1422


                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------




You can review and/or copy the Fund's prospectus, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by calling 1-202-942-8090.

o   Free   from   the   EDGAR   Database   on  the   Commission's   website   at
    http://www.sec.gov

(Investment Company Act File No. 811-07644)




GABELLI CAPITAL ASSET FUND

                           GABELLI CAPITAL ASSET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc., a Maryland corporation (the "Company"). This SAI is incorporated by reference in its entirety into the Fund's Prospectus. The SAI should be read in conjunction with the Fund's current Prospectus dated May 1, 2002. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet website printed below.


                              One Corporate Center
                            Rye, New York 10580-1422
                    Telephone 1-800-GABELLI (1-800-422-3554)
                             HTTP://WWW.GABELLI.COM


                                TABLE OF CONTENTS
                                                                           PAGE

GENERAL INFORMATION...........................................................2
INVESTMENT STRATEGIES AND RISKS...............................................2
INVESTMENT RESTRICTIONS......................................................11
DIRECTORS AND OFFICERS.......................................................12
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................18
INVESTMENT ADVISORY AND OTHER SERVICES.......................................18
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................24
PURCHASE AND REDEMPTION OF SHARES............................................26
DETERMINATION OF NET ASSET VALUE.............................................27
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................27
INVESTMENT PERFORMANCE INFORMATION...........................................30
DESCRIPTION OF THE FUND'S SHARES.............................................32
FINANCIAL STATEMENTS.........................................................33
APPENDIX A..................................................................A-1

                               GENERAL INFORMATION

The Company, a corporation organized under the laws of the State of Maryland on April 8, 1993, is a diversified, open-end, management investment company that commenced operations on May 1, 1995. The Fund is currently the only series of the Company.

                         INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

CONVERTIBLE SECURITIES

The Fund may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by S&P Ratings Service, a division of McGraw Hill Companies ("S&P") or, if unrated, judged by Gabelli Funds, LLC (the "Adviser") to be of comparable quality. Securities rated less than "A" by S&P may have speculative characteristics. The Fund may also invest up to 25% of its assets in convertible debt securities which have a lesser rating or are unrated, provided, however, that the Fund may only invest up to 5% of its assets in corporate debt securities with a rating of, or equivalent to, an S&P rating of CCC or lower. Unrated convertible securities which, in the judgment of the Adviser, have equivalent credit worthiness may also be purchased for the Fund. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities. See Appendix A - "Bond and Preferred Stock Ratings."

Convertible securities are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer and may also include short-term debt obligations or preferred stock. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of
economic  uncertainty.   Moreover,  adverse  publicity  or  the  perceptions  of
investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

DEBT SECURITIES

The Fund may purchase debt securities. The Fund will normally purchase only investment grade debt securities having a rating of, or equivalent to, at least BBB (which rating may have speculative characteristics) by S&P or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative debt securities. Corporate debt obligations having a B rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. The Fund may invest up to 5% of its assets in corporate debt securities having a rating of, or equivalent to, an S&P rating of CCC or lower (often referred to in the financial press as "junk bonds") which the Adviser believes present an opportunity for significant capital appreciation.

Corporate debt securities which are either unrated or have a predominantly speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strength. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities, which in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely on ratings and the receipt of income is only an incidental consideration.

As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. The Fund does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.

OPTIONS

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio. The Fund will not purchase options if, as a result, the aggregate cost or proceeds of all outstanding options exceeds 5% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the aggregate initial margin and premiums required to establish such positions, other than for hedging purposes, will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations.

INVESTMENTS IN WARRANTS AND RIGHTS

The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

INVESTMENTS IN SMALL, UNSEASONED COMPANIES AND OTHER ILLIQUID SECURITIES

The Fund may invest in small, less well-known companies (including predecessors) which have operated for less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may have to lower the price, sell other securities instead or forego an investment opportunity. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. This risk could have a negative impact on Fund management or performance.

The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely salable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Company's Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Company's Board of Directors will monitor their liquidity.

CORPORATE REORGANIZATIONS

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuations and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian cash or liquid securities with its Custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain an advantageous price.

OTHER INVESTMENT COMPANIES

The Fund does not intend to purchase the shares of other open-end investment companies and reserves the right to invest up to 10% of its total assets in securities of closed-end investment companies, including small business investment companies (not more than 5% of its total assets may be invested in not more than 3% of the voting securities of any investment company). To the extent that the Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 10% of the outstanding securities of that class. Short sales may only be made in securities listed on a national securities exchange. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government Securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. Government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested. The percentage limitation is fundamental and may not be changed without shareholder approval.

BORROWING

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the Fund's total assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets after giving effect to the borrowing. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

HEDGING TRANSACTIONS

FUTURES CONTRACTS. The Fund may enter into futures contracts only for certain bona fide hedging and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission, an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

CURRENCY TRANSACTIONS. The Fund may enter into various currency transactions, including forward foreign currency contracts, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. Forward foreign currency contracts are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

While currency transactions may limit losses to the Fund as a result of exchange rate fluctuation they will also limit any gains that might otherwise have been realized. Currency transactions include the risk that securities losses could be magnified by changes in the value of the currency in which a security is denominated relative to the U.S. dollar.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived investment needs of the Fund. Futures contracts, interest rate swaps, options on securities, indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its Custodian, cash, U.S. Government securities, or other liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the staff of the SEC, the Fund will treat swap transactions as illiquid for purposes of the Fund's policy regarding illiquid securities.

The Fund may use options and futures to hedge the risks of investing in the Fund. The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. At times, hedging strategies may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

The Fund may also enter into various currency transactions, including forward foreign currency contracts, foreign currency or currency index futures contracts and put and call options on such contracts or currencies. Such currency transactions may limit losses to the Fund due to changes in exchange rates, but they also limit gains the Fund may have realized otherwise. If the Adviser wrongly predicts the direction of the change in the value of a foreign currency, the losses the Fund suffers on a foreign security denominated in that security could be magnified.

                             INVESTMENT RESTRICTIONS

The Fund's investment objectives and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

1. Purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4.  Make loans of its assets except for the purchase of debt securities;

5.  Borrow money except subject to the restrictions set forth in the SAI;

6. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction 5 above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and except for collateral arrangements with respect to hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

7. Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

8.  Act as an underwriter of securities of other issuers;

9. Invest, in the aggregate, more than 15% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

10. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

11. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing, hedging transaction, short sale, when-issued or forward commitment transaction or similar investment strategy;

12. Participate on a joint, or a joint and several, basis in any securities trading account; or

13. Invest in companies for the purpose of exercising control.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

                             DIRECTORS AND OFFICERS


Under Maryland law, the Company's Board of Directors is responsible for establishing the Company's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Company. Information pertaining to the Directors and executive officers of the Company is set forth below.

                                        TERM OF     NUMBER OF FUNDS
     NAME, POSITION(S),                OFFICE AND      IN FUND
        ADDRESS(1)                     LENGTH OF   COMPLEX OVERSEEN       PRINCIPAL OCCUPATION(S)       OTHER DIRECTORSHIPS
         AND AGE                     TIME SERVED(2)   BY DIRECTOR         DURING PAST FIVE YEARS        HELD BY DIRECTOR(3)

INTERESTED DIRECTORS(4):

MARIO J. GABELLI                      Since 1995          21          Chairman of the Board and Chief   Director of Morgan
Director, President and                                               Executive Officer of Gabelli      Group Holdings, Inc.
Chief Investment Officer                                              Asset Management Inc. and Chief   (transportation
Age:  59                                                              Investment Officer of Gabelli     services); Vice
                                                                      Funds, LLC and GAMCO Investors,   Chairman of Lynch
                                                                      Inc.; Chairman and Chief          Corporation
                                                                      Executive Officer of Lynch        (diversified
                                                                      Interactive Corporation           manufacturing)
                                                                      (multimedia and services)

ARTHUR V. FERRARA                     Since 1995           9          Formerly Chairman of the Board    Director of The
Director                                                              and Chief Executive Officer of    Guardian Life
Age: 71                                                               The Guardian Life Insurance       Insurance Company of
                                                                      Company of America from           America; Director of
                                                                      January 1993 to                   5 mutual funds within
                                                                      December 1995; President,         the Guardian Fund Complex
                                                                      Chief Executive Officer
                                                                      and Director prior thereto

KARL OTTO POHL                        Since 1995          30          Member of the Shareholder         Director of Gabelli
Director                                                              Committee of Sal Oppenheim Jr.    Asset Management Inc.
Age:  72                                                              & Cie (private investment         (investment
                                                                      bank); Former President of the    management);
                                                                      Deutsche Bundesbank and           Chairman, Incentive
                                                                      Chairman of its Central Bank      Capital and Incentive
                                                                      Council (1980-1991)               Asset Management
                                                                                                        (Zurich); Director at
                                                                                                        Sal Oppenheim, Jr. &
                                                                                                        Cie, Zurich

NON-INTERESTED DIRECTORS:

ANTHONY J. COLAVITA                   Since 1995          32          President and Attorney at Law              ---
Director                                                              in the law firm of Anthony J.
Age:  66                                                              Colavita, P.C.

ANTHONY R. PUSTORINO                  Since 1995          16          Certified Public Accountant;               ---
Director                                                              Professor Emeritus, Pace
Age:  76                                                              University

WERNER J. ROEDER, MD                  Since 1995          26          Medical  Director  of  Lawrence            ---
Director                                                              Hospital     and     practicing
Age:  61                                                              private physician

--------------------------------------

1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2  Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Amended and Restated By-Laws and Articles of Amendment and Restatement.
3  This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.
4  "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC, which acts as the Fund's investment adviser. Mr. Ferrara is considered an interested person because of the affiliation with The Guardian Life
   Insurance Company of America, which is the parent company of the Fund's Manager.


                                        TERM OF     NUMBER OF FUNDS
     NAME, POSITION(S),                OFFICE AND      IN FUND
        ADDRESS(1)                     LENGTH OF   COMPLEX OVERSEEN        PRINCIPAL OCCUPATION(S)        OTHER DIRECTORSHIPS
         AND AGE                     TIME SERVED(2)   BY DIRECTOR          DURING PAST FIVE YEARS          HELD BY DIRECTOR(3)
ANTHONIE C. VAN EKRIS                 Since 1995          17          Managing   Director  of  BALMAC   Director of Spinnaker
Director                                                              International, Inc.               Industries, Inc.
Age: 67

OFFICERS:

BRUCE N. ALPERT                       Since 1995          ---         Executive Vice President and               ---
Vice President and Treasurer                                          Chief Operating Officer of
Age:  50                                                              Gabelli Funds, LLC since 1988
                                                                      and  an officer of all mutual
                                                                      funds advised by Gabelli
                                                                      Funds, LLC and its affiliates.
                                                                      Director and President of
                                                                      Gabelli Advisers, Inc.

JAMES E. MCKEE                        Since 1995          ---         Vice     President,     General            ---
Secretary                                                             Counsel   and    Secretary   of
Age:  38                                                              Gabelli Asset  Management  Inc.
                                                                      since     1999    and     GAMCO
                                                                      Investors,   Inc.  since  1993;
                                                                      Secretary  of all mutual  funds
                                                                      advised  by  Gabelli  Advisers,
                                                                      Inc. and Gabelli Funds, LLC.

----------------------------------------------

1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2  Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Amended and Restated By-Laws and Articles of Amendment and Restatement.
3  This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

The Company has agreed that The Guardian Insurance & Annuity Company, Inc. ("GIAC") shall have the right to nominate one person for election to the Company's Board of Directors, and Mr. Ferrara was nominated by GIAC pursuant to this agreement.

STANDING BOARD COMMITTEES

The Board of Directors has established three standing committees in connection with their governance of the Fund - Audit, Nominating and Proxy Voting.

The Company's Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Roeder, who are not "interested persons" of the Company as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the year ended December 31, 2001. The Company does not have a standing compensation committee.

The  Company's  Audit  Committee  consists  of two  members:  Messrs.  Pustorino
(Chairman) and Roeder, who are not "interested persons" of the Company as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Company on February 20, 2002. As set forth in the Charter, the function of the Audit Committee is oversight; it is managements's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and internal controls, of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Company's independent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

The Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Colavita and Roeder, who are not "interested persons" of the Company as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee shall, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider certain proxy related materials.

DIRECTOR OWNERSHIP OF FUND SHARES

      Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

                                      DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY
                                          SECURITIES HELD                 SECURITIES HELD
         NAME OF DIRECTOR                   IN THE FUND                IN FUND COMPLEX

INTERESTED DIRECTORS:
Mario J. Gabelli                                A                              E

Arhur V. Ferrara                                A                              E

Karl Otto Pohl                                  A                              A

NON-INTERESTED DIRECTORS:

Anthony J. Colavita                             A                              E

Anthony R. Pustorino                            A                              E

Werner J. Roeder                                A                              E

Anhonie C. van Ekris                            A                              E

-----------------------------

*        Key to Dollar Ranges- Information as of December 31, 2001
         ---------------------------------------------------------
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       Over $100,000

DIRECTOR AND OFFICER COMPENSATION

The Company pays each of its Directors who is not a director, officer or employee of the manager, or the Adviser, $3,000 per annum plus $500 per meeting attended in person or by telephone and reimburses each Director for related travel and other out-of-pocket expenses. The Company also pays each Director serving as a member of the Audit, Proxy or Nominating Committees a fee of $500 per committee meeting if held on a day other than a regularly scheduled board meeting.

The following table sets forth certain information regarding the compensation of the Company's Directors. No executive officer or person affiliated with the Company received compensation in excess of $60,000 from the Company for the fiscal year ended December 31, 2001.

                               COMPENSATION TABLE


                                             AGGREGATE COMPENSATION           TOTAL COMPENSATION FROM THE FUND
 NAME OF PERSON AND POSITION                      FROM THE FUND                       AND FUND COMPLEX*

Mario J. Gabelli
Chairman of the Board                              $0                              $0              (21)

Anthony J. Colavita
Director                                           $5,000                          $145,016        (32)

Arthur V. Ferrara
Director                                           $0                              $0              (9)

Karl Otto Pohl
Director                                           $0                              $0              (30)

Anthony R. Pustorino
Director                                           $6,000                          $125,250        (16)

Werner Roeder, M.D.
Director                                           $6,000                          $72,182         (26)

Anthonie C. van Ekris
Director                                           $5,000                          $62,750         (17)

------------------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2001. The parenthetical number represents the number of investment companies (including the Fund or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

CODE OF ETHICS

The Company, its manager, its Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Company.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The separate accounts of GIAC hold the majority of the Fund's shares and therefore are considered to be control persons of the Fund.

As of April 8, 2002, as a group, the Directors and officers of the Fund owned less than 1% of the outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE MANAGER

Pursuant to a Management Agreement with the Company, Guardian Investor Services LLC (the "Manager"), subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, supervises the performance of administrative and professional services provided by others to the Fund including the Adviser and PFPC Inc., the sub-administrator of the Fund (the "Sub-Administrator"). The management services provided to the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management or investment advisory services to others.

The Manager bears all expenses in connection with the services it renders under the Management Agreement and the costs and expenses payable to the Adviser pursuant to the Investment Advisory Agreement among the Manager, the Adviser and the Company.

The Management Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty ("Disabling Conduct"), the Manager will not be liable for any error of judgment or mistake of law or for losses sustained by the Fund in connection with the matters relating to the Management Agreement. However, the Management Agreement provides that the Fund is not waiving any rights it may have which cannot be waived. The Management Agreement also provides indemnification for the Manager and its directors, officers, employees and controlling persons for any conduct that does not constitute Disabling Conduct.

The Management Agreement was most recently approved by the Directors, including a majority of the Directors who are not parties to the Management Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, on February 20, 2002. At that meeting, the Board of Directors reviewed the materials presented by the Manager in connection with the Directors' consideration of the Management Agreement. The Directors reviewed, with the advice of counsel, their responsibilities under applicable law. The Directors reviewed, in particular, the level of the Fund's contractual management fee rate and the actual total expense ratio borne by the Fund. The information on these matters was also compared to information for other similar mutual funds. The Board also reviewed the profitability of the contract to the Manager, the Fund's absolute and comparative investment performance and the quality of services provided to the Fund by the Manager. Based on the consideration of all of the above factors, the Board determined that the renewal of the Management Agreement was in the best interest of the Fund and its shareholders.

The Management Agreement is terminable without penalty on sixty days' written notice by the Manager or by the Fund when authorized by the Directors of the Company or a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder. The Management Agreement provides that, unless terminated, it will remain in effect from year to year, so long as such continuance of the Management Agreement is approved annually by the Directors of the Company or a vote by a majority of the outstanding shares of the Fund and in either case, by a majority vote of the Directors who are not interested persons of the Fund within the meaning of the 1940 Act ("Disinterested Directors") cast in person at a meeting called specifically for the purpose of voting on the continuance.

During the fiscal years ended December 31, 2001, 2000 and 1999, the Manager received management fees from the Fund totaling $1,688,825, $1,632,941 and $1,656,001, respectively, of which the Manager paid $1,266,619, $1,224,706 and $1,242,001, to the Adviser, respectively, for the same periods.

THE ADVISER

The Adviser is a New York limited liability company which serves as an investment adviser to 14 open-end investment companies, and 4 closed-end investment companies with aggregate assets in excess of $10.9 billion as of December 31, 2001. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in Gabelli Asset Management, Inc. ("GAMI"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services:
GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $11.5 billion under its management as of December 31, 2001; Gabelli Advisers, Inc., a majority-owned subsidiary of GAMI and affiliates, acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $519 million as of December 31, 2001; Gabelli Securities, Inc., a wholly-owned subsidiary of GAMI, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $573 million as of December 31, 2001; and Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of the Treasurer's Fund and separate accounts having assets under management of approximately $1.6 billion as of December 31, 2001.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Pursuant to an Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Company and the Manager.

The Investment Advisory Agreement was most recently approved by the Directors, including a majority of the Directors who are not parties to the Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto on February 20, 2002. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Investment Advisory Agreement. The Directors also reviewed, with the advice of counsel, their responsibilities under applicable law. The Directors considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund. The information on these matters was also compared to similar information for other mutual funds. The Board also reviewed the profitability of the contract to the Adviser, the Fund's absolute and comparative investment performance and the quality of the services provided to the Fund by the Adviser. Based on the consideration of all of the above factors, the Board determined that renewal of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

Under the Investment Advisory Agreement, the Adviser also: (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, periodic updating of the Fund's registration statement, Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC; (v) supervises, but does not pay for, the calculation of the Fund's net asset value per share; (vi) prepares, but does not pay for, all filings under state law; and (vii) prepares notices and agendas for meetings of the Company's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board. The Adviser has delegated its administrative duties to the Sub-Administrator as described below under "Sub-Administrator."


The Investment Advisory Agreement provides that absent Disabling Conduct, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Investment Advisory Agreement provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Investment Advisory Agreement also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Investment Adviser's Agreement in no way restricts the Adviser from acting as Adviser to others. The Fund has agreed by the terms of the Investment Adviser's Agreement that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

The Investment Advisory Agreement provides that, unless terminated, it will remain in effect from year to year, so long as such continuance of the Investment Advisory Agreement is approved annually by the Directors of the Company or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Agreement. The Investment Advisory Agreement is terminable without penalty by the Company on sixty days' written notice by the Manager, the Adviser or, when authorized by the Directors of the Company, or a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. The Investment Advisory Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

EXPENSES

In addition to the fees of the Manager, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, charges of the Custodian, Transfer Agent and Dividend Disbursing Agent and any persons hired by the Fund, SEC fees, compensation including fees of the Fund's unaffiliated directors, officers and employees, accounting costs for reports sent to owners of the Contracts which provide for investment in the Fund ("Contractowner(s)"), the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Fund's shares with the SEC and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. HOWEVER, OTHER EXPENSES SUCH AS CONTRACTOWNER SERVICING, DISTRIBUTION OF REPORTS TO
CONTRACTOWNERS AND PROSPECTUS PRINTING AND POSTAGE WILL BE BORNE BY GIAC AND OTHER PARTICIPATING INSURANCE COMPANIES (THE "INSURANCE COMPANY").


SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc., which is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Company Board of Directors Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - .0275%; $10 billion to $15 billion - ..0125%; over $15 billion - .01%.




COUNSEL

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's legal counsel.

INDEPENDENT AUDITORS

Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected to audit the Fund's annual financial statements.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities. Foreign securities purchased by the Fund will be maintained in the custody of either foreign banks or trust companies that are members of State Street's Global Custody Network, or foreign depositories used by such members. State Street is the Transfer Agent for the Fund's shares as well. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, 66 Brooks Drive, Quincy, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

THE DISTRIBUTOR

The Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of Gabelli Asset Management Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of the Fund's shares to separate accounts of the Insurance Company.

The Distribution Agreement is terminable by the Distributor or the Fund at any time without penalty on sixty days' written notice, provided, that termination by the Fund must be directed or approved by the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Company's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either case, also by a majority of the Disinterested Directors.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Investment Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. The Adviser is permitted to
(1) direct Fund portfolio brokerage to the Distributor or any other broker-dealer affiliates of the Adviser; (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it; and (3) consider the sales of shares of the Fund by brokers other than the Distributor as a factor in its selection of brokers for the Fund portfolio transactions.

Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as it is deemed equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund.

Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $53,127 on portfolio transactions in the principal amount of $25,454,812 during 2001.



The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor, a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, or any other broker-dealer affiliate with the Adviser, when it appears that, as an introducing broker or otherwise, the affiliated broker-dealer can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers.

As required by Rule 17e-1 under the 1940 Act, the Company's Board of Directors has adopted procedures which provide that commissions paid to the Distributor on stock exchange transactions must be reasonable and fair in comparison to the commissions that would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the procedures contain requirements that the Board, including its "independent" Directors, conduct periodic compliance reviews of such brokerage allocations. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio transactions on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearance charges to the Distributor. The

Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct order access rules similar to those of the NYSE.

The following table sets forth certain information regarding brokerage commissions paid, the brokerage commissions paid to Gabelli affiliates, percentage of commissions paid to affiliates and percentage of aggregate dollar amount of transactions involving commissions paid to affiliates for the fiscal years ended December 31, 1999, 2000 and 2001.

                                                                      Fiscal Year Ended               Commissions
                                                                         December 31,                     Paid
Total Brokerage Commissions paid                                             1999                       $206,269
                                                                             2000                       $250,640
                                                                             2001                       $309,020

Brokerage Commissions Paid to
Gabelli & Company                                                            1999                       $196,044
                                                                             2000                       $200,137
                                                                             2001                       $281,988

Percentage of Commissions Paid to Gabelli & Company                          2001                       91.3%

Aggregate Dollar Amount of Transactions Involving Commissions                2001                       93.0%
Paid to Gabelli & Company (%)


                        PURCHASE AND REDEMPTION OF SHARES


Fund shares are continuously offered to the Insurance Company's separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Insurance Company. The Insurance Company then offers to its Contractowners units in its separate accounts which directly correspond to shares in the Fund. The Insurance Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Insurance Company by such Contractowners.

THE PROSPECTUS FOR THE INSURANCE COMPANY VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE POLICY DESCRIBES THE ALLOCATION, TRANSFER AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY OR POLICY.


                        DETERMINATION OF NET ASSET VALUE


For purposes of determining the Fund's NAV per share, readily marketable portfolio securities traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the principal such market last occurring prior to the time of day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such other method as the Board of Directors shall determine in good faith to reflect its fair market value.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security. Portfolio securities traded primarily on foreign exchanges may be valued with the assistance of a pricing service and generally are valued at the preceding closing values of such securities on their respective exchanges.

Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using closing bid price. The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company's Board of Directors.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at net asset value, by the Insurance Company's separate accounts in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. Contractowners who own units in a separate account which correspond to shares in the Fund will be notified when distributions are made.

The Fund is treated as a separate entity for federal income tax purposes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), in order to be relieved of federal income tax on that part of its net investment income and realized capital gains which it distributes to the Insurance Company's separate accounts. To qualify, the Fund must meet certain relatively complex tests. The loss of such status would result in the Fund being subject to federal corporate income tax on its taxable income and gains without any deductions for dividends and capital gains distributions paid to the separate accounts. In addition, the Fund must distribute at least 90% of the sum of its net investment income and its net tax-exempt interest income each year.

The Code and the Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments in accordance with those requirements. The prospectuses for the Insurance Company's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

To comply with regulations under Section 817(h) of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities held by the separate account, income and gains produced by those securities would be included currently in the variable contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if even, these pronouncements may be issued. In the event that these rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or in this SAI or that the Fund will not have to change its investment policies or goals.

HEDGING TRANSACTIONS

The Fund's transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies), short sales against the box and warrants will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% distribution requirement for avoiding income tax. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract, warrant or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

PASSIVE FOREIGN INVESTMENT COMPANIES

If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Shareholders are urged to consult their attorneys or tax advisers regarding the federal, state, local and foreign tax consequences of an investment in the Fund.


                       INVESTMENT PERFORMANCE INFORMATION

The Fund may, from time to time, provide performance information in advertisements, sales literature or other materials furnished to existing or prospective owners of the Insurance Company's variable contracts. When performance information is provided in advertisements, it will include the effect of all charges deducted under the terms of the specified contract, as well as all recurring and non-recurring charges incurred by the Fund. All performance results are historical and are not representative of future results.


Total return and average annual total return reflect the change in value of an investment in the Fund over a specified period, assuming the reinvestment of all capital gain distributions and income dividends. Average annual total returns show the average change in value for each annual period within a specified period. Total returns, which are not annualized, show the total percentage or dollar change in value over a specified period. Promotional materials relating to the Fund's performance will always at least provide average annual total returns for one, five and ten years (if applicable). The Fund may also compare its performance to other investment vehicles or other mutual funds which have similar investment objectives or programs.

Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. The Fund's total return may vary from time to time depending on market conditions, the compositions of the Fund's portfolio and operating expenses. Total return should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, total returns may be higher or lower than past total returns and there can be no assurance that any historical return will continue.

In connection with communicating its total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Quotations of the Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years, if applicable (up to the life of the Fund), and are calculated pursuant to the following formula:

                                  P(1+T)n =ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). Total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Manager or the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.

The Fund's average annual total returns for the one year-period ended December 31, 2001, the five-year period ended December 31, 2001 and the period from inception on May 1, 1995 through the fiscal year ended December 31, 2001 were 2.56%, 15.62%, and 14.61%, respectively.


In its reports, investor communications or advertisements, the Fund may also include: (1) descriptions and updates concerning its strategies and portfolio investments; (2) its goals, risk factors and expenses compared with other mutual funds; (3) analysis of its investments by industry, country, credit quality and other characteristics; (4) a discussion of the risk/return continuum relating to different investments; (5) the potential impact of adding foreign stocks to a domestic portfolio; (6) the general biography or work experience of the portfolio manager of the Fund; (7) portfolio manager commentary or market updates; (8) discussion of macroeconomic factors affecting the Fund and its investments; and (9) other information of general interest to investors such as personal financial planning.

                        DESCRIPTION OF THE FUND'S SHARES

The Company has authorized capital stock consisting of one billion shares having a par value of one-tenth of one cent ($.001) per share. Of these authorized shares, five hundred million are designated as shares of the Fund. The Company's Board of Directors has the authority to create additional series funds without obtaining stockholder approval. The Company is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued, will be fully paid and nonassessable. Semi-annual and annual reports will be sent to all Contractowners which include a list of the Fund's portfolio securities and its financial statements which shall be audited annually.

Through its separate accounts, GIAC is the Fund's majority stockholder of record; so, under the 1940 Act, GIAC is deemed to be in control of the Fund. Nevertheless, when a stockholders' meeting occurs, GIAC solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. GIAC then votes the Fund's shares that are attributable to its Contractowners' interests in the Fund in accordance with their instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.


Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Directors.

                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the year ended December 31, 2001, including the Report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                                                                      APPENDIX A


                        BOND AND PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE BOND RATINGS

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well as assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca:  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.       An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3.       There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately based, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

DESCRIPTION OF S&P'S CORPORATE DEBT RATINGS

         AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB:  Debt rated BBB is  regarded  as having  adequate  capacity to pay
interest  and  repay  principal.   Whereas  it  normally   exhibits   protection
parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r: The "r" symbol is attached to derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks created by the terms of the obligation.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

         aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

         baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

         c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

         AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

         BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

         BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

         C:  A preferred stock rated C is a non-paying issue.

         D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       GABELLI CAPITAL SERIES FUNDS, INC.

                                     PART C

                                OTHER INFORMATION


Item 23.

Exhibits:

(a) Articles of Amendment and Restatement dated April 21, 1995 are incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via EDGAR on April 28, 1995 (Accession No.
                  0000899140-95-000063) ("Pre-Effective Amendment No. 2").

(b)               Amended  and  Restated   By-Laws  dated  April  21,  1995  are
                  incorporated by reference to Pre-Effective Amendment No. 2.

(c)               Not Applicable.

(d)               Management  Agreement  between  the  Registrant  and  Guardian
                  Investor   Services   Corporation,   dated  May  1,  1995,  is
                  incorporated by reference to Pre-Effective Amendment No. 2.

                  Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc., dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

                  Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000194).

(e) Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(f)               Not Applicable.


(g) Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001, is filed herewith.


(h) Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to Pre-Effective Amendment No. 2.

                  Participation Agreement among the Registrant, Gabelli Funds, Inc., Gabelli & Company, Inc., The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation is incorporated by reference to Pre-Effective Amendment No. 2.

                  Participation  Agreement  among  the  Registrant,   Gabelli  &
                  Company, Inc. and Allmerica Financial Life Insurance and Annuity Company, dated December 10, 2001, is filed herewith.

                  Participation  Agreement  among  the  Registrant,   Gabelli  &
                  Company, Inc. and First Allmerica Financial Life Insurance Company, dated December 10, 2001, is filed herewith.


(i) Consent of Willkie Farr & Gallagher, Fund Counsel, is filed herewith.

(j) Consent of Ernst & Young LLP, Independent Auditors, is filed herewith.

                  Powers of Attorney for Mario J. Gabelli, Anthony J. Colavita, Arthur V. Ferrara, Karl Otto Pohl, Anthony R. Pustorino, Werner J. Roeder and Anthonie C. van Ekris are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1997 (Accession No. 0000927405-97-000147).

                  Certified Resolution of Board authorizing signature on behalf of Registrant pursuant to Power of Attorney is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000927405-98-000142).

(k)               Not Applicable.

(l)               Purchase Agreement dated April 26, 1995 between the Registrant
                  and  The  Guardian  Insurance  &  Annuity  Company,   Inc.  is
                  incorporated by reference to Pre-Effective Amendment No. 2.

(m)               Not Applicable.

(n)               Not Applicable.

(o)               Not Applicable.



(p) Revised Codes of Ethics for the Registrant, Guardian Investor Services Corporation, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC are incorporated by reference to Post-Effective Amendment No. 8 as filed with the SEC via EDGAR on April 30, 2001 (Accession No. 0000935069-01-500065).


Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

 Item 25.         INDEMNIFICATION

                  The response to this Item 25 is incorporated by reference to Pre-Effective Amendment No. 2.

Item 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                  Guardian Investor Services Corporation is the manager of the Registrant (the "Manager"). The information required by this
                  Item 26 of directors, officers or partners of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Manager or such directors, officers or partners during the past two fiscal years, is incorporated by reference to Form ADV filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-9654).

                  Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds. The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years, is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.          PRINCIPAL UNDERWRITERS

(a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Comstock Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli Equity Series Funds, Inc., The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., Gabelli Global Series Funds, Inc., Gabelli Gold Fund, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund, The Gabelli Utility Trust, The Gabelli Value Fund Inc. and The Gabelli Westwood Funds.

(b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

(c)               Not Applicable.

Item 28.          LOCATION OF ACCOUNTS AND RECORDS

                  All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

              1.  Gabelli Funds, LLC
                  One Corporate Center
                  Rye, New York 10580-1422

              2.  PFPC Inc.
                  101 Federal Street
                  Boston, Massachusetts 02110

              3.  PFPC Inc.
                  3200 Horizon Drive
                  King of Prussia, Pennsylvania 19406

              4.  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

              5.  Boston Financial Data Services, Inc.
                  Two Heritage Drive
                  North Quincy, Massachusetts 02171

Item 29.          MANAGEMENT SERVICES

                  Not Applicable.

Item 30.          UNDERTAKINGS

                  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI CAPITAL SERIES FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 1st day of May, 2002.

                                     GABELLI CAPITAL SERIES FUNDS, INC.


                                     By:  MARIO J. GABELLI*
                                          --------------------------------------
                                          Mario J. Gabelli
                                          Chairman of the Board
                                          and President

--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 9 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURES                                     TITLE                                       DATE

MARIO J. GABELLI*                         Chairman of the Board,                            May 1, 2002
-----------------                  President and Chief Investment Officer
Mario J. Gabelli

/S/ BRUCE N. ALPERT                    Vice President and Treasurer                         May 1, 2002
-------------------             (Principal Financial and Accounting Officer)
Bruce N. Alpert

ANTHONY J. COLAVITA*                             Director                                   May 1, 2002
--------------------
Anthony J. Colavita

ARTHUR V. FERRARA*                               Director                                   May 1, 2002
------------------
Arthur V. Ferrara

KARL OTTO POHL*                                  Director                                   May 1, 2002
---------------
Karl Otto Pohl

ANTHONY R. PUSTORINO*                            Director                                   May 1, 2002
---------------------
Anthony R. Pustorino

WERNER J. ROEDER*                                Director                                   May 1, 2002
-----------------
Werner J. Roeder

ANTHONIE C. VAN EKRIS*                           Director                                   May 1, 2002
----------------------
Anthonie C. van Ekris

*By:/S/ BRUCE N. ALPERT
    -------------------
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION


(g) Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company, dated July 2, 2001.

(h) Participation Agreement among the Registrant, Gabelli & Company, Inc. and Allmerica Financial Life Insurance and Annuity Company, dated December 10, 2001.

                 Participation Agreement among the Registrant, Gabelli & Company, Inc. and First Allmerica Financial Life Insurance Company, dated December 10, 2001.

(i)              Consent of Willkie Farr & Gallagher, Fund Counsel.

(j)              Consent of Ernst & Young LLP, Independent Auditors.